                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6651
                 ----------------------------------------------

                              THE CHINA FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               225 FRANKLIN STREET
                                BOSTON, MA 02110
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of
  Agent for Service)                              Copy to:

  Mary Moran Zeven                  State Street Bank and Trust Company
      Secretary                            Mary Moran Zeven, Esq.
The China Fund, Inc.                   One Federal Street, 9th Floor
 225 Franklin Street                    Boston, Massachusetts 02110
  Boston, MA 02110
                                                    and

                                          Leonard B. Mackey, Esq.
                                          Clifford Chance U.S. LLP
                                              200 Park Avenue
                                       New York, New York 10166 0153


Registrant's telephone number, including area code:  (888) 246-2255

Date of fiscal year end:  October 31, 2002

Date of reporting period:  April 30, 2003

ITEM 1:  SHAREHOLDER REPORT

ITEM 1

                              THE CHINA FUND, INC.

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2003
                                  (UNAUDITED)

                                              THE CHINA FUND, INC.
                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
                                                                   Key Highlights                      1
                                                                   Asset Allocation                    2
                                                                   Chairman's Statement                3
                                                                   Investment Managers' Statements     4
                                                                   About the Portfolio Managers        7
                                                                   Schedule of Investments             8
                                                                   Financial Statements               13
                                                                   Notes to Financial Statements      17
                                                                   Other Information                  22
                                                                   Dividends and Distributions;       23
                                                                     Dividend Reinvestment
                                                                     and Cash Purchase Plan

THE CHINA FUND, INC.
KEY HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  FUND DATA
------------------------------------------------------------------------------
          NYSE STOCK SYMBOL                              CHN
------------------------------------------------------------------------------
             LISTING DATE                           JULY 10, 1992
------------------------------------------------------------------------------
          SHARES OUTSTANDING                          10,073,173
------------------------------------------------------------------------------
     TOTAL NET ASSETS (04/30/03)                   US$167.9 MILLION
------------------------------------------------------------------------------
      NET ASSET VALUE (04/30/03)                        $16.67
------------------------------------------------------------------------------
       MARKET PRICE (04/30/03)                          $15.95
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 TOTAL RETURN
-------------------------------------------------------------------------------
    PERFORMANCE AS OF
        04/30/03:             NET ASSET VALUE(1)            MARKET PRICE
-------------------------------------------------------------------------------
        6 MONTHS                    13.32%                     28.28%
-------------------------------------------------------------------------------
    3-YEAR CUMULATIVE               34.39%                     81.60%
-------------------------------------------------------------------------------
    3-YEAR ANNUALIZED               10.36%                     22.00%
-------------------------------------------------------------------------------
    5-YEAR CUMULATIVE               35.28%                     55.95%
-------------------------------------------------------------------------------
    5-YEAR ANNUALIZED                6.23%                      9.29%
-------------------------------------------------------------------------------
   10-YEAR CUMULATIVE               29.86%                     15.35%
-------------------------------------------------------------------------------
   10-YEAR ANNUALIZED                2.65%                      1.44%


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               DIVIDEND HISTORY
-------------------------------------------------------------------------------
       RECORD DATE                  INCOME                  CAPITAL GAINS
-------------------------------------------------------------------------------
        12/26/02                    $0.0640                    $0.1504
-------------------------------------------------------------------------------
        12/31/01                    $0.1321                      --
-------------------------------------------------------------------------------
        12/31/99                    $0.1110                      --
-------------------------------------------------------------------------------
        12/31/98                    $0.0780                      --
-------------------------------------------------------------------------------
        12/31/97                      --                       $0.5003
-------------------------------------------------------------------------------
        12/31/96                    $0.0834                      --
-------------------------------------------------------------------------------
        12/29/95                    $0.0910                      --
-------------------------------------------------------------------------------
        12/30/94                    $0.0093                    $0.6006
-------------------------------------------------------------------------------
        12/31/93                    $0.0853                    $0.8250
-------------------------------------------------------------------------------
        12/31/92                    $0.0434                    $0.0116
-------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF APRIL 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
---------------------------------------------------------------------------------
 1.  Sohu.com Inc.                                                9.86%
---------------------------------------------------------------------------------
 2.  Fountain Set (Holdings), Ltd.                                5.16%
---------------------------------------------------------------------------------
 3.  Chinadotcom, Corp.                                           4.13%
---------------------------------------------------------------------------------
 4.  TCL International Holdings, Ltd.                             3.60%
---------------------------------------------------------------------------------
 5.  Yanzhou Coal Mining Co.                                      3.00%
---------------------------------------------------------------------------------
 6.  BYD Co., Ltd.                                                2.98%
---------------------------------------------------------------------------------
 7.  Sinotrans Limited                                            2.69%
---------------------------------------------------------------------------------
 8.  Shenzhen Expressway Co., Ltd.                                2.63%
---------------------------------------------------------------------------------
 9.  Anhui Expressway Co., Ltd.                                   2.26%
---------------------------------------------------------------------------------
10.  China Metal Products Co., Ltd.                               2.17%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                        THREE LARGEST DIRECT INVESTMENTS*
---------------------------------------------------------------------------------
 1.  A-S China Plumbing Products, Ltd.                            1.91%
---------------------------------------------------------------------------------
 2.  Captive Finance, Ltd.                                        1.81%
---------------------------------------------------------------------------------
 3.  Tomoike Industrial (H.K.) Ltd.                               1.40%
---------------------------------------------------------------------------------

* Percentages based on net assets at April 30, 2003.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Shareholders,

I am happy to announce that the net asset value of The China Fund Inc. increased by 13.3% in the first half of the current fiscal year. These gains were achieved despite weak global stock markets, the war in Iraq and, most significantly for China, severe acute respiratory syndrome ("SARS"). While the SARS virus is undoubtedly negatively affecting short-term economic growth in China, the managers of our Fund believe that the panic selling associated with SARS may have created an unusual opportunity to purchase the best Chinese companies at bargain prices.

During the last six months, the Fund's share price has risen by 28.3%. This has resulted in the discount between share price and net asset value per share narrowing to 4% as of April 30. The Fund briefly traded at a premium, the first time it has done so since 1996, although the discount has reappeared as of this writing.

The outbreak of SARS has had some adverse impact on the economy in the second quarter, but the effect should soon work through. The worst fears that SARS could damage China's attractiveness as a manufacturing and investment center should prove unfound. The fundamental attractiveness of the China private equity market remains in place. The recent reorganization of government structure intended to increase government efficiency in China is making the market more attractive for financial investors and capital market reform is expected to increase the range of exit options for private equity investors. The Direct Investment Manager continues to identify and invest in new opportunities. In February 2003, the Fund invested US$2.3 million in Tomoike Industrial (HK) Ltd., a growing electronic components manufacturer with facilities in Shanghai, Suzhou, and Hong Kong. After taking account of dividends received from its shares in Kowloon Development Company Ltd, the Direct Investment Manager sold 76% of its shares in the company at a small profit. The Direct Investment Manager is also active in adding value and realizing returns from the previous Manager's Direct Investment portfolio.

There has been an accompanying improvement, albeit modest, in stock market liquidity. The response from U.S. and European institutional and individual investors has been encouraging. We welcome new investors and hope that they find the Fund to be the most cost-effective way to benefit from China's growth.

We regard clear communication of the Fund's investment strategy as a priority. We invite you to consult the monthly update on our website
(www.chinafundinc.com), which lists all of the Fund's holdings, or call (toll-free) 1-888-CHN-CALL (245-2255).

Sincerely,

/s/ Alan Tremain
Alan Tremain
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS

Over the first six months of the fiscal year 2003, the net asset value of our Fund increased by 13.3%.

Working in favor of the Fund was China's continued strong economic growth. GDP growth peaked in 2003 Q1 at a heady 9.9% year over year, supported by increasing domestic consumption and fixed asset investment. Industrial output grew at a record 17.2% year over year in the first quarter of calendar year 2003. We made no substantial changes to the structure of the portfolio -- differences in the list of top ten holdings can be explained more by relative performance than any stock trading. Some of our largest holdings, such as the internet company, SOHU, the textile manufacturer, FOUNTAIN SET, and tire maker, CHENG SHIN RUBBER, performed strongly on major improvements in results. Overall, the portfolio continues to focus on those companies where management owns equity, avoiding state-owned companies, and preferring companies catering to domestic demand rather than exporters.

One factor which was a drag on the Fund was the continued poor performance of small, private sector companies ("P chips"). Investors have been scared away from this asset class by a few examples of what often amounts to no more than poor PR by management, failing to meet over-ambitious targets, issuing new stock too readily or, occasionally, adopting questionable accounting practices. There is now extraordinary value in this area because growing companies with little or no debt are trading on low single digit multiples of earnings and high yields. As befits a closed-end fund, we are in a position to take a longer-term view, and continue to accumulate a spread of investments in this area at bargain prices. The main effect of the Iraq war for China was to cause a rare trade deficit in 2003 Q1 as, caught with low reserves, China was forced to import oil hurriedly at high prices. It could also be argued that the U.S.'s need for China's help with regard to Iraq, North Korea and terrorism in general, temporarily prevents the U.S. co-operating with Japan to press for Renminbi appreciation.

More damaging for China than the Iraq war is the SARS epidemic. This has had an immediate impact on those industries linked to travel or entertainment, but the effect is now spreading to consumption, investment and even exports, as foreign investors and buyers cancel trips. The SARS scare has caused panic selling of Chinese equities. As of the time of this writing, the number of infections seems to have peaked in Hong Kong but is still increasing in China. But now that the Chinese authorities have, belatedly, taken action to control the virus, we are acting on the expectation that the epidemic will come under control within two to three months, and that pent-up economic activity will then rebound. We believe, therefore, that the panic may have provided an unusual opportunity to pick up shares of attractive companies at depressed prices.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS

The Chinese government has undergone more reorganization with the aim of further streamlining administration, increasing government efficiency and simplifying approval process for foreign investments. The new Ministry of Commerce was formed to replace the Ministry of Foreign Trade and Economic Cooperation (MOFTEC) and some internal trade ministries. It will oversee all trade related issues (foreign and domestic) and should facilitate new inward investment. Establishment of the State Owned Assets Commission is expected to accelerate reform of the state owned enterprises (SOE's). The Commission is also expected to take more steps to dispose of SOE's, which could create investment opportunities for foreign investors.

Despite positive developments in politics and the economy in the first quarter, the epidemic of SARS has raised some concerns among investors. It is widely believed that GDP growth in the second quarter of 2003 will be lower than the 9.9% rate in the first quarter. We are closely monitoring the economic impact of SARS on retail sales, exports and industrial output, to determine if an adjustment to our investment strategy is necessary. However, it should be noted that SARS ought to have a short-term effect on the economy and the long-term outlook of the Chinese market is still very attractive.

During the last six months, the Fund added one new investment to its Direct Investments portfolio Tomoike Industrial (HK) Ltd. ("Tomoike"). Tomoike is a manufacturer of components for the backlight units of mobile phones and sheet material components for office equipment and household appliances.

A number of developments are reported below in our description of the Fund's Direct Investment portfolio as of April 30, 2003:

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens in Dongguan, Guangdong Province. Subsequent to the signing of the Share Transfer Agreement on October 26, 2002 to sell the entire share capital of NWSC, approximately US$1.3 million has been received in relation to the installment sale.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established in 1994 to produce and distribute a complete line of sanitary ware products in China. The company is a subsidiary of American Standard Inc. ("ASI"), a U.S. based international manufacturer of plumbing products, air conditioners, automobile and medical systems products. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China. The company is seeking a listing on the second board (Growing Enterprises Market) of the Hong Kong Exchange.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

MOULIN INTERNATIONAL HOLDINGS LIMITED ("MOULIN")
Moulin is engaged in the manufacturing, distribution and retailing of optical frames. The company is listed on the Hong Kong Exchange. It is one of the largest optical frame manufacturers and distributors in the world. Customers of Moulin are primarily authorized licensees of designer brands, leading distributors and retail chains. In recent years, the company has acquired a number of optical frame distributors in Europe in order to increase and strengthen its distribution business.

KOWLOON DEVELOPMENT COMPANY LIMITED ("KDCL")
KDCL engages principally in property development and investment in Hong Kong. The company is listed on the Hong Kong Exchange. KDCL continues to acquire more land and rental properties through private negotiations and public bidding. The Fund has partially divested its investment in KDCL. In late March and early April, the Fund sold 4,990,000 shares of KDCL in the open market. The Fund still holds 1,530,000 shares.

CAPTIVE FINANCE LIMITED ("CAPTIVE")
Captive is engaged in providing operating and financial lease services of technology products (PC, servers, telecom equipment, etc.). It has operations in Greater China, Singapore, Malaysia and Europe. In order to capture the market potential emerging in Greater China and South East Asia for leasing services, the company has been building a solid platform for further expansion.

TOMOIKE INDUSTRIAL (HK) LIMITED ("TOMOIKE")
Tomoike is a fast growing components manufacturer with facilities in Shanghai, Suzhou, and Hong Kong. Tomoike manufactures a wide range of sheet materials such as labels, speaker cushions, and cushion materials for office equipment and household appliances. Its fastest growing business segment is the assembly of backlight unit components for the mobile phone industry. For more than a decade, Tomoike has been supplying parts and accessories for office and consumer equipment of major Japanese brands. Its business is experiencing strong growth as a result of robust demand for its products, especially the backlight units.

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 13 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages the Martin Currie China Hedge Fund and Taiwan Opportunities Fund.

DIRECT INVESTMENT MANAGER
Mr. KOH Kuek Chiang is the Executive Director of Asian Direct Capital Management ("ADCM") and is the portfolio manager of the Fund's portfolio of direct securities. Mr. Koh joined ADCM in 1998. Mr. Koh has over ten years of private equity investment experience in the U.S., Europe and Asia working for the Government of Singapore, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunications equipment, biotechnology, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES              VALUE (NOTE A)
---------------------------------                               ------              --------------
COMMON STOCK
CHINA -- SHANGHAI "B" SHARES
  CONSUMER STAPLES -- (1.8%)
     Shanghai Friendship Group Co., Inc.*...................    4,003,437            $  3,090,653
                                                                                     ------------
          TOTAL CHINA -- SHANGHAI "B" SHARES -- (Cost
            $3,405,016)                                                       1.8%      3,090,653
                                                                                     ------------
CHINA -- SHENZHEN "B" SHARES
  INDUSTRIALS -- (1.1%)
     Luthai Textile Co., Ltd. ..............................    2,599,829               1,883,439
                                                                                     ------------
          TOTAL CHINA -- SHENZHEN "B" SHARES -- (Cost
            $2,024,407)                                                       1.1%      1,883,439
                                                                                     ------------
          TOTAL CHINA -- (Cost $5,429,423)                                    2.9%      4,974,092
                                                                                     ------------
HONG KONG
  CONSUMER DISCRETIONARY -- (3.3%)
     Brilliance China Automotive Holdings, Ltd. ............    8,000,000               1,863,769
     Leefung-Asco Printers Holdings, Ltd. ..................    3,602,000                 766,673
     Xinao Gas Holdings, Ltd.*..............................   11,376,000               2,858,933
                                                                                     ------------
                                                                                        5,489,375
                                                                                     ------------
  CONSUMER STAPLES -- (4.7%)
     Chaoda Modern Agriculture (Holdings) Ltd. .............   31,042,000               2,746,357
     Mainland Headwear Holding, Ltd.........................    3,992,000               1,138,882
     Sino Golf Holdings, Ltd. ..............................   10,691,000               1,302,268
     Tack Fat Group International, Ltd. ....................   37,296,000               2,725,809
                                                                                     ------------
                                                                                        7,913,316
                                                                                     ------------
  HEALTH CARE -- (2.9%)
     Essex Bio-Technology, Ltd.*............................   24,278,166                 272,384
     Golden Meditech Co., Ltd.*.............................   10,538,000               1,648,452
     LifeTec Group, Ltd.*+..................................  112,328,000               1,771,542
     Natural Beauty Bio-Technology, Ltd. ...................   18,320,000               1,151,012
                                                                                     ------------
                                                                                        4,843,390
                                                                                     ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES              VALUE (NOTE A)
---------------------------------                               ------              --------------
COMMON STOCK (CONTINUED)
HONG KONG (CONTINUED)
  INDUSTRIALS -- (1.1%)
     Wanyou Fire Safety.....................................   53,565,000            $  1,854,399
                                                                                     ------------
  INFORMATION TECHNOLOGY -- (6.4%)
     Arcontech, Corp. ......................................   18,386,000                 318,258
     Proview International Holdings Ltd. ...................   16,644,000               1,942,037
     TCL International Holdings, Ltd. ......................   32,318,000               6,050,003
     TPV Technology, Ltd. ..................................    9,968,000               2,505,085
                                                                                     ------------
                                                                                       10,815,383
                                                                                     ------------
  MATERIALS -- (6.4%)
     Asia Zirconium Ltd.*...................................    8,632,000               1,084,665
     China Rare Earth Holdings, Ltd. .......................   15,284,000                 979,863
     Fountain Set (Holdings), Ltd. .........................   12,750,000               8,664,517
                                                                                     ------------
                                                                                       10,729,045
                                                                                     ------------
  UTILITIES -- (1.8%)
     Wah Sang Gas Holdings, Ltd. ...........................   27,778,000               3,027,459
                                                                                     ------------
          TOTAL HONG KONG -- (Cost $46,095,024)                              26.6%     44,672,367
                                                                                     ------------
HONG KONG -- "H" SHARES
  ENERGY -- (3.0%)
     Yanzhou Coal Mining Co. ...............................   13,786,000               5,037,806
                                                                                     ------------
  INDUSTRIALS -- (7.3%)
     Beijing Capital International Airport Co., Ltd. .......    7,520,000               1,619,890
     BYD Co., Ltd. .........................................    2,525,000               5,002,051
     Jingwei Textile Machinery Co., Ltd. ...................    4,852,000               1,026,510
     Sinotrans Limited*.....................................   18,265,000               4,519,967
                                                                                     ------------
                                                                                       12,168,418
                                                                                     ------------
  MATERIALS -- (2.1%)
     Anhui Conch Cement Co., Ltd. ..........................    7,726,000               3,566,280
                                                                                     ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES              VALUE (NOTE A)
---------------------------------                               ------              --------------
COMMON STOCK (CONTINUED)
HONG KONG -- "H" SHARES (CONTINUED)
  UTILITIES -- (4.9%)
     Anhui Expressway Co., Ltd. ............................   16,778,000            $  3,786,266
     Shenzhen Expressway Co., Ltd. .........................   21,494,000               4,409,563
                                                                                     ------------
                                                                                        8,195,829
                                                                                     ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $27,023,183)                                                     17.3%     28,968,333
                                                                                     ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) -- (Cost
            $73,118,207)                                                     43.9%     73,640,700
                                                                                     ------------
SINGAPORE
  CONSUMER STAPLES -- (1.3%)
     People's Food Holdings, Ltd. ..........................    4,400,000               2,182,577
                                                                                     ------------
          TOTAL SINGAPORE -- (Cost $2,221,015)                                1.3%      2,182,577
                                                                                     ------------
TAIWAN
  CONSUMER DISCRETIONARY -- (7.2%)
     Merry Electronics Co., Ltd. ...........................    2,690,400               2,923,171
     Synnex Technologies International, Corp. ..............    2,682,400               3,161,207
     Tainan Enterprises Co., Ltd. ..........................    1,546,000               1,724,196
     Taiwan FamilyMart Co., Ltd. ...........................    1,369,000               1,396,939
     Taiwan Hon Chuan Enterprise Co., Ltd. .................    2,136,000               2,848,819
                                                                                     ------------
                                                                                       12,054,332
                                                                                     ------------
  FINANCIALS -- (4.5%)
     Fubon Financial Holdings Co., Ltd. ....................    3,953,952               2,704,917
     Polaris Securities Co., Ltd.*..........................    7,740,164               2,736,534
     Sinopac Holdings Co. ..................................    6,746,754               2,104,118
                                                                                     ------------
                                                                                        7,545,569
                                                                                     ------------
  HEALTH CARE -- (0.9%)
     Microlife Corp. .......................................      758,000               1,448,893
                                                                                     ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES              VALUE (NOTE A)
---------------------------------                               ------              --------------
COMMON STOCK (CONTINUED)
TAIWAN (CONTINUED)
  INDUSTRIALS -- (3.7%)
     Cheng Shin Rubber Industry Co., Ltd. ..................    2,330,000            $  2,658,839
     Eva Airways Corp.*.....................................    5,555,150               1,708,540
     Taiwan Green Point Enterprises Co., Ltd.*..............    1,435,000               1,909,758
                                                                                     ------------
                                                                                        6,277,137
                                                                                     ------------
  INFORMATION TECHNOLOGY -- (5.9%)
     Advantech Co., Ltd. ...................................    1,529,920               2,704,515
     Chicony Electronics Co., Ltd.*.........................    2,156,000               2,726,761
     Data Systems Consulting Co., Ltd. .....................    3,498,000               2,191,906
     Lite-On Technology Corp. ..............................    2,450,000               2,183,099
                                                                                     ------------
                                                                                        9,806,281
                                                                                     ------------
  MATERIALS -- (4.2%)
     China Metal Products Co., Ltd. ........................    4,686,000               3,636,735
     Ho Tung Chemical, Corp. ...............................    8,620,904               3,481,566
                                                                                     ------------
                                                                                        7,118,301
                                                                                     ------------
  TELECOMMUNICATIONS -- (3.5%)
     Ability Enterprise Co., Ltd. ..........................    3,642,000               2,763,691
     Chunghwa Telecom Co., Ltd. ............................    2,146,000               3,176,746
                                                                                     ------------
                                                                                        5,940,437
                                                                                     ------------
          TOTAL TAIWAN -- (Cost $51,074,860)                                 29.9%     50,190,950
                                                                                     ------------
UNITED STATES -- "N" SHARES
  INFORMATION TECHNOLOGY -- (14.0%)
     Chinadotcom, Corp.*....................................    1,473,654               6,926,174
     Sohu.com Inc.*.........................................    1,071,586              16,556,004
                                                                                     ------------
                                                                                       23,482,178
                                                                                     ------------
          TOTAL UNITED STATES -- "N" SHARES -- (Cost
            $6,879,823)                                                      14.0%     23,482,178
                                                                                     ------------
          TOTAL COMMON STOCK -- (Cost $138,723,328)                          92.0%    154,470,497
                                                                                     ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES              VALUE (NOTE A)
---------------------------------                               ------              --------------
DIRECT INVESTMENTS
  FINANCIALS -- (1.8%)
     Captive Finance, Ltd., (acquired 5/24/02)(1)*+.........    2,000,000            $  3,045,000
                                                                                     ------------
  INDUSTRIALS -- (3.3%)
     A-S China Plumbing Products, Ltd. (acquired
       4/14/94)(1)*.........................................          450               3,199,999
     Tomoike Industrial (H.K.) Ltd., (acquired
       2/21/03)(1)+.........................................      825,000               2,350,780
                                                                                     ------------
                                                                                        5,550,779
                                                                                     ------------
  REAL ESTATE -- (0.4%)
     Kowloon Development Co., Ltd. (acquired 3/1/02)........    1,530,000                 662,100
                                                                                     ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                               ---------
  CONSUMER DISCRETIONARY -- (1.2%)
     Moulin International Holding, Ltd., convertible bond at
       5.0% (acquired 8/17/99)(1)...........................   $2,000,000               2,003,922
                                                                                     ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $12,280,394)                      6.7%     11,261,801
                                                                              ---    ------------
TOTAL INVESTMENTS -- (Cost $151,003,722) (Note E)                            98.7%    165,732,298
                                                                             ----    ------------
OTHER ASSETS AND LIABILITIES                                                  1.3%      2,156,458
                                                                              ---    ------------
NET ASSETS                                                                  100.0%   $167,888,756
                                                                            =====    ============

Notes to Schedule of Investments

  * Denotes non-income producing security

(1) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment indicated, there were no market quotations on similar securities, and such investments were therefore valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Note A and B to the Financial Statements.

  + Affiliated issuer (see Note G)

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments in listed investments, at value (cost
     $138,723,328) (Note A).................................  $154,470,497
  Investments in direct investments, at value (cost
     $12,280,394) (Notes A and B)...........................    11,261,801
  Cash......................................................     2,422,313
  Foreign currency, at value (cost $1,387,346)..............     1,387,351
  Receivable for investments sold...........................     2,263,374
  Dividends and interest receivable.........................       640,294
  Prepaid expenses..........................................        56,547
                                                              ------------
TOTAL ASSETS................................................   172,502,177
                                                              ============
LIABILITIES
  Payable for investments purchased.........................     4,313,365
  Investment management fee payable (Note C)................       110,917
  Administration and custodian fees payable.................        79,899
  Accrued expenses and other liabilities....................       109,240
                                                              ------------
TOTAL LIABILITIES...........................................     4,613,421
                                                              ------------
TOTAL NET ASSETS............................................  $167,888,756
                                                              ============
COMPOSITION OF NET ASSETS:
  Common stock, at par value (Note D).......................  $    100,732
  Capital paid in excess of par (Note D)....................   139,058,478
  Distributions in excess of net investment income..........      (478,066)
  Accumulated net realized gain on investments and foreign
     currency transactions..................................    14,479,024
  Net unrealized appreciation on investments and foreign
     currency transactions..................................    14,728,588
                                                              ------------
TOTAL NET ASSETS............................................  $167,888,756
                                                              ============
NET ASSETS VALUE PER SHARE..................................        $16.67
                                                                    ======
  ($167,888,756/10,073,173 shares of common stock
     outstanding)

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENTS OF OPERATIONS
FOR SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income -- listed investments.....................  $   942,817
  Interest income -- direct investments (net of foreign tax
     withholding $469)......................................       44,351
                                                              -----------
     TOTAL INVESTMENT INCOME................................      987,168
                                                              -----------
EXPENSES
  Investment Management fees (Note C).......................      661,207
  Custodian fees............................................      290,419
  Directors' fees and expenses (Note C).....................      174,302
  Administration fees.......................................      146,792
  Legal fees................................................       57,149
  Insurance.................................................       43,871
  Audit and tax service fees................................       28,876
  Printing and postage......................................       24,469
  Stock Exchange Listing Fee................................       17,649
  Transfer Agent fees.......................................       11,555
  Shareholder service fees..................................        8,530
  Miscellaneous expenses....................................          280
  Stock Dividend Tax Expense (Note A).......................          135
                                                              -----------
     TOTAL EXPENSES.........................................    1,465,234
                                                              -----------
NET INVESTMENT INCOME.......................................     (478,066)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
  Net realized gain on listed investment transactions.......   14,529,982
  Net realized gain on direct investment transactions.......    1,641,276
  Net realized gain on foreign currency transactions........        4,957
                                                              -----------
                                                               16,176,215
                                                              -----------
  Net change in unrealized appreciation on listed
     investments and foreign currency translations..........    4,045,654
  Net change in unrealized depreciation on direct
     investments............................................      (15,108)
                                                              -----------
                                                                4,030,546
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................   20,206,761
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $19,728,695
                                                              ===========

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               APRIL 30, 2003     OCTOBER 31, 2002
                                                              ----------------    ----------------
                                                                (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment gain/(loss)................................    $   (478,066)       $  1,132,163
  Net realized gain/(loss) on investments and foreign
     currency transactions..................................      16,176,215          (7,425,274)
  Net change in unrealized appreciation on investments and
     foreign currency translations..........................       4,030,546          25,031,092
                                                                ------------        ------------
  Net increase in net assets from operations................      19,728,695          18,737,981
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................        (644,376)         (1,330,135)
  Capital gains.............................................      (1,514,948)                 --
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........      (2,159,324)         (1,330,135)
                                                                ------------        ------------
NET INCREASE IN NET ASSETS..................................      17,569,371          17,407,846
                                                                ------------        ------------
NET ASSETS:
Beginning of period.........................................     150,319,385         132,911,539
                                                                ------------        ------------
End of period, including undistributed net investment income
  of $(478,066) and $644,376 respectively...................    $167,888,756        $150,319,385
                                                                ============        ============

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD(S)
INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      SIX MONTHS
                                         ENDED                     YEAR ENDED OCTOBER 31,
                                       APRIL 30,    ----------------------------------------------------
                                         2003         2002       2001       2000       1999       1998
                                      -----------   --------   --------   --------   --------   --------
                                      (UNAUDITED)
PER SHARE OPERATION PERFORMANCE(1)
Net asset value, beginning of
  period............................   $  14.92     $  13.19   $  12.37   $  12.74   $  10.84   $  16.97
  Net investment income (loss)......      (0.05)        0.11       0.14      (0.03)      0.12       0.08(2)
  Net realized and unrealized gain
    (loss) on investment and foreign
    currency transactions...........       2.01         1.75       0.68      (0.23)      1.86      (5.71)
                                       --------     --------   --------   --------   --------   --------
Total income (loss) from investment
  operations........................       1.96         1.86       0.82      (0.26)      1.98      (5.63)
                                       --------     --------   --------   --------   --------   --------
Less distributions:
  Dividend from net investment
    income..........................      (0.06)       (0.13)      0.00      (0.11)     (0.08)      0.00
  Distributions from net realized
    capital gains...................      (0.15)        0.00       0.00       0.00       0.00      (0.50)
                                       --------     --------   --------   --------   --------   --------
Total distributions.................      (0.21)       (0.13)      0.00      (0.11)     (0.08)     (0.50)
                                       --------     --------   --------   --------   --------   --------
Net asset value, end of period......   $  16.67     $  14.92   $  13.19   $  12.37   $  12.74   $  10.84
                                       ========     ========   ========   ========   ========   ========
Per share market value, end of
  period............................   $  15.95     $  12.61   $  10.74   $   8.94   $   9.94   $   8.75
                                       ========     ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN (BASED ON
  MARKET VALUE).....................      28.28%       18.63%     20.13%     (9.14)%    14.65%    (31.98)%
                                       ========     ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)...   $167,889     $150,319   $132,912   $124,619   $128,303   $116,891
Ratio of expenses to average net
  assets............................       1.77%(3)     1.97%      2.39%      2.12%      2.28%      2.22%(2)
Ratio of expenses to average net
  assets, excluding stock dividend
  tax expense.......................       1.77%(3)     1.85%      2.31%      2.12%      2.28%      2.22%
Ratio of net investment income
  (loss) to average net assets......      (0.58)%(3)    0.72%      1.09%     (0.21)%     0.95%      0.68%
Portfolio turnover rate.............         37%          68%       115%       108%        75%        24%

(1) Based on average shares outstanding during the period.
(2) The ratios of expenses to average net assets and the net investment income
    (loss) per share is after the waiver of a portion of the fee by HSBC Management (Note C). Had HSBC Management not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been 2.33% and $0.07 respectively.
(3) Annualized.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for six months ended, April 30, 2003 relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments not traded on an exchange are valued at fair value as determined by the Board of Directors based on advice from the Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

OPTIONS CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from Capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- VALUATION OF DIRECT INVESTMENTS
At April 30, 2003, Direct Investments amounting to $10,599,701 (6.3% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available market prices (See Note
A -- Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Effective June 30, 2001, Martin Currie assumed its role as manager of the Fund's listed assets (the "Listed Assets") and is paid a fee, computed weekly and payable monthly, at the following annual rates: 1.00% of the first US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.90% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.70% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$75 million. Prior to June 30, 2001, HSBC Management served as the Investment Manager for the Fund's Listed Assets and was paid an annual fee at the rate of 1.10% of the Fund's average weekly net assets.

On June 15, 2001, the Fund's stockholders approved Asian Direct Capital Management ("ADCM") as the new investment manager for the Fund's assets allocated to direct investments. For the period from June 15, 2001 to June 30, 2001, ADCM received a fee for its services under the New Direct Investment Management Agreement, computed weekly and payable monthly at an annual rate equal to 1.10% of the average weekly value of the assets of the Fund invested in direct investments. Effective June 30, 2001, ADCM receives a fee, computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the net assets of the Fund invested in direct investments. Prior to June 15, 2001, HSBC Private Equity served as the manager of the Fund's assets allocated to direct investments. HSBC Private Equity was paid a fee by HSBC Management out of its fee.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $27,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund reimburses each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the six months ended April 30, 2003, the Fund did not participate in this program.

NOTE E -- INVESTMENT TRANSACTIONS

For the six months ended April 30, 2003, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $59,049,992 and $60,699,731, respectively. At April 30, 2003,

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

the cost of investments for federal income tax purposes was $151,003,722. Gross unrealized appreciation of investments was $31,177,291, while gross unrealized depreciation of investments was $16,448,715, resulting in net unrealized appreciation of investments of $14,728,576.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE G -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                                       DIVIDENDS
                                                                                                      INCLUDED IN
                        BALANCE OF                                                                      DIVIDEND
                        SHARES HELD       GROSS         GROSS        BALANCE OF                        INCOME --
                        OCTOBER 31,     PURCHASES     SALES AND     SHARES HELD         VALUE        NON-CONTROLLED
NAME OF ISSUER             2002       AND ADDITIONS   REDUCTION    APRIL 30, 2003   APRIL 30, 2003     AFFILIATES
--------------          -----------   -------------   ----------   --------------   --------------   --------------
Captive Finance.......   2,000,000             --         --          2,000,000       $3,045,000         $  --
LifeTec Group Ltd.....  78,708,000     33,620,000         --        112,328,000        1,771,542            --
Tomoike Industrial....          --        825,000         --            825,000        2,350,780            --
New World Sun City....          83             --         83                 --               --            --

                           INTEREST
                         INCLUDED IN
                           INTEREST
                          INCOME --
                        NON-CONTROLLED   PRINCIPAL
NAME OF ISSUER            AFFILIATES     PAYMENTS
--------------          --------------   ---------
Captive Finance.......      $  --          $  --
LifeTec Group Ltd.....         --             --
Tomoike Industrial....         --             --
New World Sun City....         --             --

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

NOTE H -- BENEFICIAL INTEREST
As of April 30, 2003, the Fund had 1 investor shareholder owning beneficially or of record 9.51% shares of the Fund.

NOTE I -- RESULTS OF ANNUAL STOCKHOLDER MEETING
ELECTION OF CLASS I DIRECTOR -- At the Fund's Annual Meeting of Stockholders held on March 6, 2003, the stockholders of the Fund elected James J. Lightburn to the Board of Directors to hold office until the Annual Meeting of Stockholders held in 2006.

                                                                 SHARES         SHARES
                                                                VOTED FOR      ABSTAINED
                                                              -------------   -----------
Election of James J. Lightburn..............................  7,317,874.049   276,632.665

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE J -- INSTALLMENT SALE
On October 26, 2002, the Fund entered into agreement to sell its direct investment in New World Sun City Ltd. on an installment basis over a 14 month period. Under the terms of the agreement, the Fund has received proceeds and interest totaling HK$10,247,674 (US$1,314,027) through April 30, 2003. The Fund is scheduled to receive the remaining proceeds of the sale of HK$5,349,938 by December 2003. Utilizing the HKD to USD exchange rate on April 30, 2003, the remaining proceeds from the sale equate to US$685,973, which the Fund recognized as a gain.

NOTE K -- SUBSEQUENT EVENTS
On May 30, 2003 the Fund sold its entire position of Moulin International Holding, Ltd. and realized a $540,070 gain. In addition, on June 12, 2003, the Fund reduced the market value of its investment in A-S China Plumbing Products, Ltd. by 35%.

THE CHINA FUND, INC.
OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRIVACY POLICY

                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who needs to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will be deemed to have elected, unless Equiserve Trust Company, N.A., the Plan Administrator, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Administrator in Fund shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Equiserve Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Equiserve, c/o The China Fund, Inc. at P.O. Box 43011, Providence, Rhode Island 02940-3011. Phone:
1-800-426-5523.

Equiserve Trust Company, N.A. ("Equiserve" or the "Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator. Equiserve Inc., an affiliate of Equiserve and a transfer agent registered with the Securities and Exchange Commission, acts as Service Agent for Equiserve. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Administrator will, as administrator for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Administrator, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Administrator will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Administrator, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Administrator, it is suggested that participants send in voluntary cash payments to be received by the Plan Administrator approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Administrator not less than 48 hours before such payment is to be invested.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Administrator's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Administrator will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Administrator by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to Equiserve, c/o The China Fund, Inc. at P.O. Box 43011, Providence, Rhode Island 02940-3011. Phone: 1-800-426-5523.

THE CHINA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
225 Franklin Street
Boston, Ma 02111
1-888-CHN-CALL (246-2255)
www.chinafundinc.com

DIRECTORS AND OFFICERS*
Alan Tremain, O.B.E., Director and Chairman of the Board
Kathleen C. Cuocolo, Director and President
Michael F. Holland, Director
Burton Levin, Director
James J. Lightburn, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Ann M. Casey, Treasurer
Mary Moran Zeven, Secretary
Julie A. Tedesco, Assistant Secretary
Leonard B. Mackey, Jr., Assistant Secretary

* Sir Alan Donald KCMG retired as a Director of the Fund on March 6, 2003 pursuant to the Fund's retirement policy.

INVESTMENT MANAGER
Martin Currie Inc.

DIRECT INVESTMENT MANAGER
Asian Direct Capital Management

SHAREHOLDER SERVICING AGENT
Georgeson Shareholder

ADMINISTRATOR, ACCOUNTING AGENT AND CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Equiserve Trust Company, N.A.

INDEPENDENT AUDITORS
KPMG LLP

LEGAL COUNSEL
Clifford Chance US LLP

ITEM 9. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Kathleen C. Cuocolo, the registrant's President, and Ann M. Casey, the registrant's Treasurer, reviewed the registrant's disclosure controls and procedures (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Cuocolo and Ms. Casey determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission's rules and regulations.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)   n/a

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:      /s/Kathleen C. Cuocolo
         ---------------------------------
         Kathleen C. Cuocolo
         President of The China Fund, Inc.

Date:    June 27, 2003

By:      /s/Ann M. Casey
         ---------------------------------
         Ann M. Casey

         Treasurer of The China Fund, Inc.

Date:    June 27, 2003